Exhibit 99.1

Contact:	Tom Armitage (Media) +1 847 943 5678 news@mdlz.com	Shep Dunlap (Investors) +1 847 943 5454 ir@mdlz.com

Mondelēz International Announces Cash Tender Offer

CHICAGO, IL, September 30, 2020 – Mondelēz International, Inc. (NASDAQ: MDLZ) (“Mondelēz International”) today announced its offer to purchase (the “Tender Offer”) for cash up to an aggregate amount, including premium, but excluding any Accrued Interest (as defined below), of $1,000,000,000 (such amount as it may be amended, the “Maximum Tender Amount”) of the debt securities listed in the table (the “Notes”), each issued under the applicable indenture, as supplemented by the applicable officers’ certificate, governing each series of Notes.

Title of Security	CUSIP / ISIN	Applicable Maturity Date / Par Call Date	Aggregate Principal Amount Outstanding	Acceptance Priority Level(1)	Maximum Tender SubCaps	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (basis points)	Early Tender Premium(2)
Group 1 Notes					Group 1 SubCap
7.000% Notes due 2037(3)	50075N AR5 / US50075NAR52	August 11, 2037	$127,947,000	1	$200,000,000	1.250% U.S. Treasury due May 15, 2050	PX1	105	$30
6.875% Notes due 2038(4)	50075N AT1 / US50075NAT19	February 1, 2038	$183,317,000	2		1.250% U.S. Treasury due May 15, 2050	PX1	105	$30
6.875% Notes due 2039(3)	50075N AW4 / US50075NAW48	January 26, 2039	$165,931,000	3		1.250% U.S. Treasury due May 15, 2050	PX1	110	$30
6.500% Notes due 2031(3)(4)	50075N AC8 / US50075NAC83	November 1, 2031	$274,571,000	4		0.625% U.S. Treasury due August 15, 2030	PX1	105	$30
6.500% Notes due 2040(3)	50075N AZ7 / US50075NAZ78	February 9, 2040	$260,540,000	5		1.250% U.S. Treasury due May 15, 2050	PX1	110	$30
4.625% Notes due 2048	609207 AP0 / US609207AP00	November 7, 2047*	$300,000,000	6		1.250% U.S. Treasury due May 15, 2050	PX1	115	$30
Group 2 Notes					Group 2 SubCap
4.000% Notes due 2024	609207 AB1 / US609207AB14	November 1, 2023*	$695,582,000	7	$800,000,000	1.625% U.S. Treasury due October 31, 2023	PX5	17.5	$30
3.625% Notes due 2023	609207 AQ8 / US609207AQ82	April 7, 2023*	$750,000,000	8		1.500% U.S. Treasury due March 31, 2023	PX5	15	$30
3.625% Notes due 2026	609207 AR6 / US609207AR65	December 13, 2025*	$600,000,000	9		0.250% U.S. Treasury due September 30, 2025	PX1	55	$30
4.125% Notes due 2028	609207 AM7 / US609207AM78	February 7, 2028*	$700,000,000	10		0.625% U.S. Treasury due August 15, 2030	PX1	55	$30

(1)

Mondelēz will accept Notes in the order of their respective Acceptance Priority Level specified in the table above (each, an “Acceptance Priority Level,” with “1” being the highest Acceptance Priority Level and “10” being the lowest Acceptance Priority Level), subject to the terms and conditions described elsewhere in the Offer to Purchase, including the Maximum Tender Amount and each applicable Maximum Tender SubCap.

(2)	Per $1,000 principal amount of Notes.
(3)	Issuer formerly known as Kraft Foods Inc.
(4)	Admitted to trading on the Regulated Market of the Luxembourg Stock Exchange.
*	Refers to the Par Call Date for such series of Notes.

The Tender Offer is being made upon the terms and subject to the conditions set forth in the Offer to Purchase, dated September 30, 2020 (as the same may be amended or supplemented from time to time, the “Offer to Purchase”), including the Financing Condition (as defined below). The Tender Offer is open to all holders (individually, a “Holder,” and collectively, the “Holders”) of the applicable Notes.

Barclays Capital Inc., BofA Securities, Inc., Credit Suisse Securities (USA) LLC and Mizuho Securities USA LLC are serving as lead dealer managers (the “Lead Dealer Managers”) for the Tender Offer. Global Bondholder Services Corporation is acting as information agent (the “Information Agent”) and depositary (the “Depositary”) in connection with the Tender Offer.

Copies of the Offer to Purchase are available from the Depositary and Information Agent as set out below. Capitalized terms used in this press release but not defined have the meanings given to them in the Offer to Purchase.

Notwithstanding the Maximum Tender Amount, Mondelēz International will accept for purchase (i) no more than an aggregate amount, including premium but excluding any Accrued Interest, of $200,000,000 (such amount as it may be amended, the “Group 1 SubCap”) of the validly tendered Notes listed under the heading “Group 1 Notes” in the table above, and (ii) no more than an aggregate amount, including premium but excluding any Accrued Interest, of $800,000,000 (such amount as it may be amended, the “Group 2 SubCap” and, together with the Group 1 SubCap, each an applicable “Maximum Tender SubCap” and, collectively, the “Maximum Tender SubCaps”) of the validly tendered Notes listed under the heading “Group 2 Notes” in the table above, each subject to the applicable Acceptance Priority Level (as defined below). The amount of a series of Notes that is purchased in the Tender Offer will be based on the order of priority (the “Acceptance Priority Level”) for such series as set forth in the table above, subject to the applicable Maximum Tender SubCap (provided that Notes validly tendered and not validly withdrawn at or prior to the Early Tender Date will be purchased prior to any Notes tendered after the Early Tender Date, regardless of the Acceptance Priority Level of such Notes validly tendered after the Early Tender Date).

Timetable for the Offers

Date	Calendar Dates

Commencement of the Tender Offer	September 30, 2020.

Early Tender Date	5:00 p.m., New York City time, on Wednesday, October 14, 2020, unless extended.

Withdrawal Deadline	5:00 p.m., New York City time, on Wednesday, October 14, 2020, unless extended.

Price Determination Date	10:00 a.m., New York City time, on Thursday, October 15, 2020, unless extended.

Initial Settlement Date	Expected to be the second business day after the Early Tender Date. The expected Initial Settlement Date is Friday, October 16, 2020, assuming that the conditions to the Tender Offer are satisfied or waived.

Expiration Date	11:59 p.m., New York City time, on Wednesday, October 28, 2020, unless extended.

Final Settlement Date	Expected to be the second business day after the Expiration Date. The expected Final Settlement Date is Friday, October 30, 2020, assuming the Maximum Tender Amount of Notes is not purchased on the Initial Settlement Date and assuming that the conditions to the Tender Offer are satisfied or waived.

Details of the Tender Offer

The consideration paid in the Tender Offer will be determined in the manner described in the Offer to Purchase by reference to the applicable fixed spread over the yield to maturity of the applicable U.S. Treasury Security as specified in the table above as calculated by the Lead Dealer Managers for the Tender Offer at 10:00 a.m., New York City time, on Thursday, October 15, 2020 (such time and date, as the same may be extended, the “Price Determination Date”). Holders who validly tender (and who do not validly withdraw) their Notes at or prior to 5:00 p.m., New York City time, on Wednesday, October 14, 2020 (such date and time, as the same may be extended, the “Early Tender Date”) and whose Notes are accepted for purchase will receive the applicable “Total Consideration,” which includes an early tender premium of $30 per $1,000 principal amount of the Notes accepted for purchase (the “Early Tender Premium”). Holders who validly tender (and who do not validly withdraw) their Notes after the Early Tender Date and at or prior to 11:59 p.m., New York City time, on Wednesday, October 28, 2020, unless extended (such date and time, as the same may be extended, the “Expiration Date”), and whose Notes are accepted for purchase will only receive the applicable Tender Consideration per $1,000 principal amount of Notes tendered by such Holders that are accepted for purchase, which is equal to the applicable Total Consideration minus the Early Tender Premium. In addition to the Total Consideration or the Tender Offer Consideration, as applicable, all Holders of Notes accepted for purchase will also receive accrued and unpaid interest on such $1,000 principal amount of Notes from the last applicable interest payment date up to, but not including, the applicable settlement date, payable on the applicable settlement date (“Accrued Interest”). Assuming the Tender Offer is not extended and the conditions to the Tender Offer are satisfied or waived, Mondelēz International expects (i) that settlement for Notes validly tendered and not validly withdrawn at or prior to the Early Tender Date and accepted for purchase pursuant to the Tender Offer will be on Friday, October 16, 2020, but Mondelēz International reserves the right, in its sole discretion, to designate such settlement date at any date following the Early Tender Date, and (ii) that settlement for any Notes validly tendered and not validly withdrawn after the Early Tender Date and at or prior to the Expiration Date and accepted for purchase will be on Friday, October 30, 2020.

Notes tendered in the Tender Offer may be validly withdrawn at any time at or prior to 5:00 p.m., New York City time, on Wednesday, October 14, 2020 (such date and time, as the same may be extended, the “Withdrawal Deadline”), but not thereafter unless Mondelēz International is otherwise required by applicable law to permit withdrawal.

The amount of a series of Notes that is purchased in the Tender Offer will be based on the applicable Acceptance Priority Level for such series as set forth in the table on the front cover of the Offer to Purchase, with “1” being the highest Acceptance Priority Level and “10” being the lowest Acceptance Priority Level, subject to the applicable Maximum Tender SubCap (provided that Notes validly tendered and not validly withdrawn at or prior to the Early Tender Date will be purchased prior to any Notes tendered after the Early Tender Date, regardless of the Acceptance Priority Level of such Notes validly tendered after the Early Tender Date).

Notwithstanding any other provision of the Tender Offer, the obligation of Mondelēz International to accept for purchase, and to pay for, any Notes validly tendered and not validly withdrawn is further subject to, and conditioned upon, the successful completion (in Mondelēz International’s sole opinion) of some form of debt financing designated to raise sufficient funds to purchase all Notes validly tendered and not validly withdrawn, including premium but excluding any Accrued Interest, subject to the Maximum Tender Amount and the applicable Maximum Tender SubCap, and accepted for purchase by Mondelēz International and to pay all fees and expenses in connection with the Tender Offer (the “Financing Condition”), unless Mondelēz International (in its sole discretion) elects to waive the Financing Condition. The terms of such debt financing will be determined by market conditions and other factors at the time it occurs. No assurances can be given that Mondelēz International will in fact complete such debt financing. Consummation of the Tender Offer is expressly contingent upon, among other things, Mondelēz International obtaining financing on terms satisfactory to Mondelēz International.

Validly tendered Notes may be withdrawn at any time at or prior to the Withdrawal Deadline. After such time, Holders may not withdraw their Notes, unless Mondelēz International is otherwise required by applicable law to permit withdrawal, in which case withdrawal rights will be extended, in accordance with applicable law, as Mondelēz International determines to be appropriate to allow tendering Holders a reasonable opportunity to respond. In the event of a termination of the Tender Offer either in whole or with respect to any series of Notes, any Notes as to which the Tender Offer has been terminated that have been validly tendered will be promptly returned in accordance with applicable law. Notes tendered pursuant to the Tender Offer and not purchased due to the Maximum Tender Amount, applicable Maximum Tender SubCap, priority acceptance procedures, proration or a defect in the tender will be returned to the tendering Holders promptly following the Expiration Date.

Subject to applicable law, the Tender Offer may be terminated or withdrawn in whole or terminated or withdrawn with respect to any or all series of Notes. Mondelēz International reserves the right, subject to applicable law, to: (i) waive any and all conditions to the Tender Offer, including the Financing Condition with respect to any or all series of Notes; (ii) extend or terminate the Tender Offer with respect to any or all series of Notes; (iii) increase or decrease the Maximum Tender Amount or any Maximum Tender SubCap; or (iv) otherwise amend the Tender Offer with respect to any or all series of Notes, in each case, in their sole discretion without extending the Withdrawal Deadline or otherwise reinstating withdrawal rights. If Mondelēz International makes a change, increases or decreases the Maximum Tender Amount or any Maximum Tender SubCap, Holders will not be able to withdraw any of their previously tendered Notes.

This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase with respect to any Notes. The Tender Offer is being made solely pursuant to the Offer to Purchase. The Tender Offer is not being made to Holders in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Tender Offer to be made by a licensed broker or dealer, the Tender Offer will be deemed to be made on behalf of Mondelēz International by the Dealer Managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

The Depositary and Information Agent for the Offers is Global Bondholder Services Corporation. Any questions or requests for assistance or additional copies of this Offer to Purchase may be directed to the Depositary and Information Agent at 65 Broadway – Suite 404, New York, New York 10006, e-mail: contact@gbsc-usa.com, banks and brokers call: 212-430-3774, all others call toll free (U.S. only): 866-470-4500.

The Lead Dealer Managers for the Tender Offer are Barclays Capital Inc., BofA Securities, Inc., Credit Suisse Securities (USA) LLC and Mizuho Securities USA LLC. Any questions related to the terms of the Offers may be directed to Barclays Capital Inc. at 745 Seventh Avenue, 5th Floor, New York, New York 10019, attention: Liability Management Group, toll free: (800) 438-3242, collect: (212) 528-7581, BofA Securities, Inc. at 620 South Tryon Street, 20th Floor, Charlotte, North Carolina 28255, attention: Liability Management Group, collect: (980) 387-3907, e-mail: debt_advisory@bofa.com, Credit Suisse Securities (USA) LLC at 11 Madison Avenue, New York, New York 10010, attention: Liability Management Group, toll free: (800) 820-1653, collect: (212) 325-7823, and Mizuho Securities USA LLC at 1271 Avenue of the Americas, New York, New York 10020, attention: Liability Management Group, toll free: (866) 271-7403, collect: (212) 205-7736.

The Senior Co-Managers for the Tender Offer are BBVA Securities Inc., Morgan Stanley & Co. LLC, PNC Capital Markets LLC, Santander Investment Securities Inc., SMBC Nikko Securities America, Inc., Truist Securities, Inc. and U.S. Bancorp Investments, Inc., and the Co-Managers for the Tender Offer are Academy Securities, Inc. and Loop Capital Markets LLC.

About Mondelēz International

Mondelēz International, Inc. (NASDAQ: MDLZ) empowers people to snack right in over 150 countries around the world. With 2019 net revenues of approximately $26 billion, Mondelēz International is leading the future of snacking with iconic global and local brands such as OREO, belVita and LU biscuits; Cadbury Dairy Milk, Milka and Toblerone chocolate; Sour Patch Kids candy and Trident gum. Mondelēz International is a proud member of the Standard and Poor’s 500, Nasdaq 100 and Dow Jones Sustainability Index.

Forward-Looking Statements

This press release contains a number of forward-looking statements. Words, and variations of words, such as “will,” “may,” “expect,” “intend” and similar expressions are intended to identify Mondelēz International’s forward-looking statements, including, but not limited to, statements about the offer to purchase. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Mondelēz International’s control, which could cause Mondelēz International’s actual results to differ materially from those indicated in Mondelēz International’s forward-looking statements. Please see Mondelēz International’s risk factors, as they may be amended from time to time, set forth in its filings with the U.S. Securities and Exchange Commission, including Mondelēz International’s most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Mondelēz International disclaims and does not undertake any obligation to update or revise any forward-looking statement in this press release, except as required by applicable law or regulation.